[PHOTO OMITTED]

[PHOTO OMITTED]     Smith Barney
                    Small Cap Blend
                    Fund, Inc.

                    --------------------------------
                    ANNUAL REPORT
                    --------------------------------

                    December 31, 1997

                    [LOGO] Smith Barney Mutual Funds
                           Investing for your future.
                           Every day.(SM)

Smith Barney Small Cap
Blend Fund, Inc.

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The Smith Barney Small Cap Blend Fund, Inc. ("Fund"), formerly the Smith Barney
Disciplined Small Cap Fund, Inc., seeks long-term capital appreciation by investing primarily in the common stock of companies with relatively small market capitalization. The Fund has a widely diversified portfolio structured to mirror a broad measure of the small-cap market in terms of over all risk and sector weightings. The Fund's management team combines a sophisticated statistical model to screen a large universe and an active management approach used to identify companies that are likely to outperform their industry peer group.

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WHAT'S INSIDE
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Shareholder Letter............................................................ 1

An Interview with Portfolio Manager
Sandip A. Bhagat, CFA......................................................... 4

Historical Performance........................................................ 6

Smith Barney Small Cap Blend Fund, Inc.
at a Glance................................................................... 8

Schedule of Investments....................................................... 9

Statement of Assets and Liabilities.......................................... 17

Statement of Operations...................................................... 18

Statements of Changes in Net Assets.......................................... 19

Notes to Financial Statements................................................ 20

Financial Highlights......................................................... 24

Independent Auditors' Report................................................. 26

Tax Information.............................................................. 27

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--------------------------------------------------------------------------------

Smith Barney Small Cap Blend Fund, Inc.'s
Average Annual Total Returns Ended
December 31, 1997

                                             Without Sales Charges*
                                 ----------------------------------------
                                        Class A+      Class B     Class C
================================================================================
One-Year                                  28.25%          N/A         N/A
--------------------------------------------------------------------------------
Five-Year                                 14.77           N/A         N/A
--------------------------------------------------------------------------------
Since Inception++                         11.56       16.73%##   17.53%##
================================================================================

                                               With Sales Charges**
                                 ----------------------------------------
                                         Class A+     Class B     Class C
================================================================================
One-Year                                  21.81%          N/A         N/A
--------------------------------------------------------------------------------
Five-Year                                 13.60           N/A         N/A
--------------------------------------------------------------------------------
Since Inception++                         10.83       11.73%##   16.53%##
================================================================================

 * Assumes reinvestment of all dividends and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares. Prior to June 23, 1997, dividends were reinvested according to the Fund's reinvestment plan, thereafter at net asset value.

** Assumes reinvestment of all dividends and capital gain distributions, if any. Prior to June 23, 1997 dividends were reinvested according to the Fund's reinvestment plan, thereafter at net asset value. In addition, Class A shares reflect the deduction of the current maximum initial sales charge of 5.00%; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 + The Fund converted from a closed-end fund to an open-end fund on June 23, 1997. Prior to that date, its shares were traded on the American Stock Exchange. As of June 23, 1997, all existing shares were converted to Class A shares. The total returns noted for Class A shares may have been different if the Fund had been an open-end fund from inception. Current total return information for Class A shares through June 23, 1997 is based on net asset value while it was a closed-end fund. Closed-end funds are not subject to the same legal requirements as open-end funds, especially with respect to liquidity requirements.
   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

++ Inception dates for Class A, B and C shares are January 23, 1990, June 25,
   1997 and June 24, 1997, respectively. The Fund operated as a closed-end fund until June 23, 1997.

## Total return is not annualized, as it may not be representative of the total return for the year.

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Shareholder Letter
--------------------------------------------------------------------------------

[PHOTO OMITTED]                     [PHOTO OMITTED]

HEATH B.                            SANDIP A.
MCLENDON                            BHAGAT, CFA

Chairman                            Vice President

Dear Shareholder:

We are pleased to provide you with the annual report for the Smith Barney Small Cap Blend Fund, Inc. ("Fund"), formerly known as the Smith Barney Disciplined Small Cap Fund, Inc., for the year ended December 31, 1997. In this letter, we comment on the market environment during 1997 with a focus on the second half and briefly review the Fund's investment strategy. In addition, an interview with Portfolio Manager Sandip A. Bhagat, CFA, appears on page four. A detailed summary of performance and current holdings can be found in the report that follows.

As you may know, your Fund's name has been changed from Smith Barney Disciplined Small Cap Fund, Inc. to Smith Barney Small Cap Blend Fund, Inc. You were recently sent a letter and a supplement to the Fund's prospectus which included information about the name change.

Performance Update

During the second half of 1997, the Fund had a total return of 17.22% for Class A shares on net asset value ("NAV") without sales charges, assuming reinvestment of dividends and capital gain distributions. The Fund's performance for the six months ended December 31, 1997 significantly outperformed the Russell 2500 Index, which recorded a total return of 11.78% over the same period. (The Russell 2500 Index is a broad-based index representing smaller sized U.S. companies.) For the year ended December 31, 1997, the Fund achieved a total return of 28.25%, compared to the 24.40% return of the Russell 2500 Index over the same period.

Economic and Market Overview

The big story in the second half of 1997 was the Asian economic and financial crisis. What started out as a localized disturbance in Thailand in July 1997 soon spread through the other countries in Southeast Asia and wreaked havoc on their currency and capital markets. The events in Asia raise the specter of a global economic slowdown and prospects of global deflation.

For most of the year, the U.S. economy continued to grow with a near absence of inflationary pressures. Consumer prices rose only modestly while wholesale prices actually fell. Never before has the rate of inflation remained so low at this late stage of an economic expansion.

While we believe that strong productivity gains have contributed to the recent disinflationary trend, another positive factor has now come into play for the outlook on U.S. inflation. With the significant devaluation of several Asian currencies, import prices should fall and push domestic inflation even lower. Prices of some of the most important industrial commodities, including oil and copper, have tumbled in recent months and the price of gold, a traditional hedge against inflation, was well below $300 per ounce and at an 18-year low in December 1997.

We believe that inflation will continue to remain subdued. Despite a tight labor market in the U.S., wage inflation has not surged. Global deflationary pressures should offset wage inflation in 1998. While we acknowledge the arguments in favor of global deflation, we have not seen enough evidence to foresee zero or negative inflation in 1998. Moreover, while it is difficult to predict the eventual impact on U.S.


--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                        1
exports, most reasonable estimates of growth shortfalls suggest that the impact of the Asian turmoil on U.S. Gross Domestic Product ("GDP") growth will be no more than roughly -0.5%.

1997 turned out to be another spectacular year for the U.S. stock market. For the first time ever, the U.S. stock market posted three consecutive years of gains in excess of 20%. The current bull market continues to be driven by stable economic growth, robust earnings growth and low inflation.

The events in Southeast Asia came into sharp focus for U.S. investors when a sell-off in Hong Kong, a beacon of stability in the region, dropped the Dow Jones Industrial Average by 554 points on Monday, October 27 and created its largest point loss in history. After a wild swing in trading the following day, stock prices began to stabilize. Despite more bad news in terms of large-scale bankruptcies in South Korea and Japan in the ensuing weeks, U.S. investors assessed a relatively modest impact on the domestic economy and the stock market was able to recover its losses from Gray Monday and even nudge higher by year-end in select sectors.

Portfolio Review

During the second half of 1997, stock selection in the health care, consumer discretionary and technology sectors made the strongest positive contribution to the Fund's overall relative performance. In the health care sector, our biggest relative performance gain came from our overweighted positions in a number of drug manufacturers, including Watson Pharmaceuticals and Dura Pharmaceuticals, both of which benefited from a strong new product introductions, attractive valuations and earnings surprises. Medical device manufacturers Minimed, DePuy and Theragenics all performed well as they obtained government approval for introducing new devices into niche segments of the drug delivery or orthopedics marketplaces.

In the consumer discretionary sector, our biggest relative performance gain came from our overweighted positions in a number of specialty retailers, including Family Dollar Stores and Borders Group, which benefited from a strong domestic economy and healthy trends in consumer spending. The portfolio also was helped by solid advertising trends and merger activity in the media industry, which boosted the stocks of Chancellor Media and HSN.

In the technology sector, in which investors became increasingly concerned about the negative implications of the Asian crisis upon growth rates and earnings, our underweighting of semiconductor and semiconductor equipment stocks helped the Fund's returns. In the computer information consulting services group, which benefited as investors again focused on the year 2000 computing problem and possible solutions, our holdings in Ciber, Keane and Computer Horizons all added to portfolio performance.

Market Outlook

We expect that the uncertainty on the earnings front as a result of the Asian crisis will sustain the high level of volatility that we saw in 1997, a year which saw the Dow Jones Industrial Average move up or down by more than 1% every third trading day on average. We remain cautious about the stock market in the short run. Over the long term, a friendly interest rate environment and reasonable earnings strength preclude the prospect of a sustained bear market.

The key to stock market performance in 1998 will be the extent to which corporate profits remain immune to the problems in Asia. The obvious contributors to likely shortfalls in earnings will be currency translation losses and lower export revenues stemming from lower demand in Asia. With current valuations at fairly high levels, the stock market will be intolerant to earnings disappointments.


--------------------------------------------------------------------------------
2                                             1997 Annual Report to Shareholders

A number of positive fundamental factors argue in favor of favorable small-cap stock performance in 1998. Small-cap stocks have endured a sustained cycle of underperformance relative to large-cap stocks over the last three years. In large part, the divergence in performance (and valuation) was explained by the superior earnings momentum of large-cap stocks. In the last several weeks, however, changes in earnings expectations as measured by analyst revisions have turned in favor of small-cap stocks relative to large-cap stocks. The recent reduction in the capital gains tax rate should also favor small-cap stocks. With a low dividend yield, small-cap stocks derive most of their total return from capital appreciation and should, therefore, benefit from a lower capital gains tax rate.

We suspect that the global stock markets are currently more vulnerable to the woes of a weak economy than the risk of higher interest rates stimulated by economic strength. It is difficult to gauge the precise impact of the Asian crisis on corporate earnings and, as a result, 1998 promises to be a year of great uncertainty.

In this environment, we believe that it is particularly important to identify companies with sustainable earnings growth at attractive valuations across a wide variety of industries. In our disciplined approach to stock selection, we emphasize stocks that exhibit improving fundamentals as measured by changes in analysts' earnings estimates and the trend of recent earnings surprises, and which also trade at a reasonable price-to-earnings ratio relative to expected earnings growth rates.

In the technology sector, we are maintaining an emphasis in Ciber, a leading information technology consulting company which is generating strong earnings gains, and VLSI Technology, a leading designer and manufacturer of semiconductors used in wireless and digital telecommunications applications. In the health care sector, we continue to hold positions in Cooper Companies, a maker of contact lenses and related eye products.

In the consumer sector, our focus remains on diversified media companies like A.H. Belo, as well as retailers that demonstrate above-average sales and earnings momentum, including Family Dollar Stores, The Buckle and Borders Group. In consumer staples, we emphasize Canandaigua Brands, a leading producer and marketer of spirits, with rising earnings and an attractive valuation.

On a more somber note, we are saddened by the loss of an outstanding physician and Director of the Fund, Dr. Francis P. Martin. His knowledge and wisdom will be missed.

In closing, thank you for investing in the Smith Barney Small Cap Blend Fund, Inc. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon               /s/ Sandip A. Bhagat

Heath B. McLendon                   Sandip A. Bhagat, CFA
Chairman                            Vice President

January 26, 1998

--------------------------------------------------------------------------------
Top Ten Holdings*                                        As of December 31, 1997
--------------------------------------------------------------------------------
 1. LCI International, Inc.                                                 0.8%
--------------------------------------------------------------------------------
 2. A.G. Edwards, Inc.                                                      0.6
--------------------------------------------------------------------------------
 3. Century Telephone Enterprises, Inc.                                     0.6
--------------------------------------------------------------------------------
 4. HSN, Inc.                                                               0.6
--------------------------------------------------------------------------------
 5. Pinnacle West Capital Corp.                                             0.6
--------------------------------------------------------------------------------
 6. U.S. Office Products Co.                                                0.6
--------------------------------------------------------------------------------
 7. Vulcan Materials Co.                                                    0.6
--------------------------------------------------------------------------------
 8. Borders Group, Inc.                                                     0.5
--------------------------------------------------------------------------------
 9. Ecolab Inc.                                                             0.5
--------------------------------------------------------------------------------
10. MAPCO, Inc.                                                             0.5
--------------------------------------------------------------------------------
* As a percentage of total investments.


--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                        3

--------------------------------------------------------------------------------
An Interview with Portfolio Manager
Sandip A. Bhagat, CFA
--------------------------------------------------------------------------------

Sandip A. Bhagat, CFA, is the portfolio manager for the Smith Barney Small Cap Blend Fund, Inc. (formerly known as the Smith Barney Disciplined Small Cap Fund, Inc.). Sandip has extensive portfolio management experience in quantitative investment management involving stocks, asset allocation, currencies and derivatives. He received his B.S. degree in Chemical Engineering from the University of Bombay in 1981 and an M.S. in Chemical Engineering from the University of Connecticut in 1984. Sandip later received an M.B.A. from the University of Connecticut in 1985.

Sandip, how is the Asian financial crisis affected the Fund or your investment management approach?

Sandip: Technology stocks that have had significant exposure to Southeast Asia have been hit hard in the stock market, as have commodity and basic material stocks. In fact, the price of most commodities has plummeted. However, the Fund has been relatively immune to these developments because our portfolio is sector neutral. So we did not and will not have a bet on specific industry groups and our exposure to these groups is similar to the broad universe. We are pleased to report that the Fund's portfolio has performed in line with the market during this period of market turbulence.

Small-cap stocks have continued to lag the larger ones over the past year. Why?

Sandip: That's an interesting question because there are so many fundamental arguments in favor of small-cap stocks at the moment. Small-cap stocks have underperformed significantly over the last several years, as a result valuations for these stocks have become quite attractive. Looking ahead to 1998, we think that small-cap stocks will see even more upward revisions to earnings estimates than large-cap, multi-national companies going forward. In addition, as we noted in our letter, small-cap stocks stand to benefit from recent tax law changes. The reduction in the capital gains tax should favor small-cap stocks because they derive a larger percentage of their total return from capital gains.

Yet, both large- and small-cap stocks were punished equally hard back on what we refer to as "gray Monday," October 27, 1997. On that day events in Hong Kong caused the Dow Jones Industrial Average to fall more than 550 points. Since then, large-cap stocks have rebounded to recover most of those losses and even finish higher; but small-cap stocks have languished.

Why? The stock market is nervous, investors are fairly jittery about the overall market and valuations are historically expensive. All of this means that investors have been very intolerant of earnings disappointments. Any negative earnings surprises have been dealt with mercilessly and investors have been particularly harsh in their treatment of small-cap stock earnings disappointments.

What role should small-cap stocks play in a typical portfolio?

Sandip: Over time, small-cap stocks have performed differently than large-cap stocks and they have outperformed relative to large-cap stocks over the long term. However, even more importantly, small-caps do not move in perfect tandem with large-cap stocks. There is a strong diversification argument for small-cap stocks and many well-diversified portfolios could benefit from some exposure in this area.

However, investors should keep in mind that small-cap stocks are often more volatile over the short-term and I would suggest that they consult with their Financial Consultant about why this asset class may be appropriate for them.


--------------------------------------------------------------------------------
4                                             1997 Annual Report to Shareholders

How do you manage the Small Cap Blend Fund?

Sandip: The Fund is managed to achieve two broad investment objectives. First, provide investors with reliable exposure to the small-cap stock universe. Second, achieve consistent outperformance relative to this broad universe. The Fund attempts to fulfill both of these missions at the same time. In order to provide exposure, the Fund remains invested all the time.

With respect to our second mission, we don't try to time the market by moving in and out of stocks. We don't try to guess which industry groups will set the world on fire based on economic expectations. And we don't emphasize any one stock-picking style at the expense of others. There's nothing inherently wrong with these approaches, it's just that they tend to run hot and cold. There may be periods of good performance, but they're often followed by dry spells. With the Fund, we're trying to eliminate the peaks and valleys and deliver more consistent performance.

Through our quantitative stock selection model, we ask three questions about the companies we follow: "Are earnings growing at a steady and consistent pace?" "Is the stock price attractive relative to potential earnings growth?" And, lastly, "Is the stock a good value compared with similar companies?" If the answer to all of these questions is "yes," we then apply fundamental research based on our understanding of each company's business prospects and management. If a stock passes all these tests, then it's likely to be overweighted in the Fund's portfolio relative to the Russell 2500 Index.

We believe that careful stock selection is really the essence of what we do as portfolio managers. We don't spend time agonizing about inflation or interest rates or where we are in the business cycle. We pick stocks, period. And since there are so many small-cap stocks from which to choose, we rely on a highly sophisticated computer model to make our initial judgments.

In light of the recent market volatility, are you pleased with how your Fund's quantitative investment approach has performed?

Sandip: Yes, it has been gratifying to see the Fund hold up and deliver performance that has been in-line with its peer group and asset class. Again, through our approach, we're trying to achieve consistent relative performance. We don't want our share holders to pick up the paper and discover that the Fund has underperformed the market by a substantial amount, although we cannot guarantee any particular level of performance. There's enough short-term volatility in small-cap stocks already. Why create the potential for more?

Sandip, thanks for spending some time with us today.


--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                        5

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                       -------------------
                       Beginning     End     Income    Capital Gain    Total
Year Ended              of Year    of Year  Dividends  Distributions  Returns(1)
================================================================================
12/31/97                $12.30     $13.68     $0.04        $1.98       28.25%
--------------------------------------------------------------------------------
12/31/96                 12.15      12.30      0.04         2.00       20.56
--------------------------------------------------------------------------------
12/31/95                 11.78      12.15      0.11         1.94       18.90
--------------------------------------------------------------------------------
12/31/94                 12.50      11.78      0.05         0.09       (4.36)
--------------------------------------------------------------------------------
12/31/93                 11.49      12.50      0.01         0.00        8.90
--------------------------------------------------------------------------------
12/31/92                 10.34      11.49      0.05         0.00       11.71
--------------------------------------------------------------------------------
12/31/91                  9.32      10.34      0.14         0.79       22.69
--------------------------------------------------------------------------------
Inception* -- 12/31/90   11.12       9.32      0.37         0.00      (12.66)
================================================================================
  Total                                       $0.81        $6.80
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                        ------------------
                        Beginning    End     Income    Capital Gain    Total
Year Ended               of Year   of Year  Dividends  Distributions  Returns(1)
================================================================================
Inception* -- 12/31/97   $13.34    $13.52     $0.01        $1.98       16.73%+
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class C Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                        ------------------
                        Beginning    End     Income    Capital Gain    Total
Year Ended               of Year   of Year  Dividends  Distributions  Returns(1)
================================================================================
Inception* -- 12/31/97   $13.24    $13.51     $0.01        $1.98       17.53%+
================================================================================

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                        ------------------
                        Beginning    End     Income    Capital Gain    Total
Year Ended               of Year   of Year  Dividends  Distributions  Returns(1)
================================================================================
Inception* -- 12/31/97   $13.87    $13.63     $0.04        $0.00       (1.42)%+
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.


--------------------------------------------------------------------------------
6                                            1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Average Annual Total Return
--------------------------------------------------------------------------------

                                             Without Sales Charge(1)
                                 -----------------------------------------------
                                 Class A+     Class B       Class C      Class Y
================================================================================
Year Ended 12/31/97               28.25%        N/A           N/A         N/A
--------------------------------------------------------------------------------
Five Years Ended 12/31/97         14.77         N/A           N/A         N/A
--------------------------------------------------------------------------------
Inception* through 12/31/97       11.56       16.73%++      17.53%++   (1.42)%++
================================================================================

                                                With Sales Charge(2)
                                 -----------------------------------------------
                                 Class A+     Class B       Class C      Class Y
================================================================================
Year Ended 12/31/97               21.81%        N/A           N/A         N/A
--------------------------------------------------------------------------------
Five Years Ended 12/31/97         13.60         N/A           N/A         N/A
--------------------------------------------------------------------------------
Inception* through 12/31/97       10.83       11.73%++      16.53%++   (1.42)%++
================================================================================

--------------------------------------------------------------------------------
Cumulative Total Return
--------------------------------------------------------------------------------
                                                     Without Sales Charge(1)
================================================================================
Class A (Inception* through 12/31/97)                       138.36%
--------------------------------------------------------------------------------
Class B (Inception* through 12/31/97)                        16.73++
--------------------------------------------------------------------------------
Class C (Inception* through 12/31/97)                        17.53++
--------------------------------------------------------------------------------
Class Y (Inception* through 12/31/97)                        (1.42)++
================================================================================
(1) Assumes reinvestment of all dividends and capital gain distributions, if any, and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and C shares. Prior to June 23, 1997, dividends were reinvested according to the Fund's dividend reinvestment plan, thereafter, at net asset value.

(2) Assumes reinvestment of all dividends and capital gain distributions, if any. Prior to June 23, 1997, dividends were reinvested according to the Fund's dividend reinvestment plan, thereafter at net asset value. In addition, Class A shares reflect the deduction of the current maximum sales charge of 5.00% and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 + The Fund converted from a closed-end fund to an open-end fund on June 23, 1997. Prior to that date, its shares were traded on the American Stock Exchange. As of June 23, 1997, all existing shares were converted to a Class A shares. The total returns noted for Class A shares may have been different if the Fund had been an open-end fund from inception. All historical performance information for Class A shares through June 23, 1997 is based on net asset value while it was a closed-end fund. Closed-end funds are not subject to the same legal requirements as open-end funds, especially to liquidity requirements.

++ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B, C and Y shares are January 23, 1990, June 25, 1997, June 24, 1997 and October 17, 1997, respectively.


--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                        7

--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc. at a Glance (unaudited)
--------------------------------------------------------------------------------

Growth of $10,000 Invested in Class A Shares of the
Smith Barney Small Cap Blend Fund, Inc. vs. Russell 2500 Index+
--------------------------------------------------------------------------------

                          January 1990 -- December 1997

                              [LINE GRAPH OMITTED]

+ Hypothetical illustration of $10,000 invested in the Fund at inception on January 23, 1990, assuming reinvestment of dividends and capital gains, if any, through December 31, 1997. As of June 23, 1997, all existing shares became Class A shares. The Fund operated as closed-end fund until June 23, 1997. Prior to that date, its shares were traded on the American Stock Exchange, and dividends were eligible for reinvestment through the Fund's dividend reinvestment plan; since that time, dividends have been reinvested at net asset value. Current total return information is based on net asset value while it was a closed-end fund. For purposes of this illustration, the current maximum front-end sales charge for Class A shares of 5.00% has been used to compute the initial account value at inception. Closed-end funds are not subject to the same legal requirements as open-end funds, especially with respect to liquidity requirements; therefore, the performance indicated above may have been different had the Fund been an open-end fund since inception. The Russell 2500 Index is composed of the 2,500 smallest companies in the Russell 3000 Index. The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. The index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

   All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

                   Industry Diversification of Common Stocks*
                   ----------------------------------------------

    [THE FOLLOWING TABLE WAS DEPICTED AS A BAR CHART IN THE PRINTED MATERIAL]

                          4.8%     Autos & Transportation
                         19.9%     Consumer Discretionary
                          2.9%     Consumer Staples
                         16.5%     Finance
                          8.6%     Health Care
                         13.4%     Materials & Processing
                          1.0%     Oil Integrated - Domestic
                          4.2%     Other Energy
                          5.6%     Producer Durables
                         13.3%     Technology
                          9.9%     Utilities

                         * As a percentage of total common stocks.

Investment Breakdown
--------------------------------------------------------------------------------

   [THE FOLLOWING TABLE WAS DEPICTED AS A PIE CHART IN THE PRINTED MATERIAL]

          Repurchase Agreement, Warrant and U.S. Treasury Bills   0.5%

          Common Stocks                                          99.5%


--------------------------------------------------------------------------------
8                                             1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments                                        December 31, 1997
--------------------------------------------------------------------------------

      SHARES                        SECURITY                             VALUE
================================================================================
COMMON STOCKS -- 99.5%

Autos & Transportation -- 4.8%
       7,800    Airborne Freight Corp.                                 $ 484,575
      19,900    Avondale Industries, Inc.*                               590,781
      15,600    Continental Airlines, Inc., Class B Shares*+             750,750
       4,800    Cummins Engine Co., Inc.+                                283,500
       9,300    GATX Corp.                                               674,831
       5,700    Intermet Corp.                                            99,750
      16,600    Lear Corp.*                                              788,500
      27,610    MascoTech, Inc.                                          507,333
      16,800    Mesaba Holdings, Inc.*                                   436,800
      14,900    Motive Power Industries, Inc.                            346,425
      21,000    Navistar International Corp.*                            521,062
      21,600    Overseas Shipholding Group, Inc.                         471,150
      18,500    Swift Transportation Co., Inc.*                          598,937
      13,200    The Timken Co.                                           453,750
      20,000    US Freightways Corp.                                     650,000
--------------------------------------------------------------------------------
                                                                       7,658,144
--------------------------------------------------------------------------------
Consumer Discretionary -- 19.8%
      25,260    AccuStaff, Inc.*                                         580,980
      14,000    Advanced Lighting Technologies, Inc.*                    266,000
      13,300    A.H. Belo Corp.                                          746,462
      12,700    Alberto Culver Co., Class A Shares                       342,900
      10,300    Apollo Group, Inc., Class A Shares*                      486,675
      24,850    Arbor Drugs, Inc.                                        459,725
      26,640    Borders Group, Inc.*                                     834,165
      12,200    The Buckle, Inc.*                                        417,850
      13,300    Caribiner International, Inc.*+                          591,850
      10,100    Chancellor Media Corp.*                                  753,712
      13,200    CoachUSA, Inc.*                                          442,200
      19,900    CompUSA, Inc.*                                           616,900
       8,090    Computer Learning Centers, Inc.*+                        495,512
       6,640    Consolidated Graphics, Inc.*                             309,590
      33,388    Consolidated Products, Inc.*                             546,720
      16,900    Consolidated Stores Corp.*                               742,543
      10,600    CORT Business Service Corp.*                             422,012
      14,500    Data Processing Resources Corp.*                         369,750
      10,700    Ethan Allen Interiors, Inc.                              412,618
      25,650    Family Dollar Stores, Inc.                               751,865
      31,630    Foodmaker, Inc.*                                         476,426
       8,000    Fred Meyer, Inc.*+                                       291,000
      21,300    Furniture Brands International, Inc.*                    436,650
      23,200    General Nutrition Cos., Inc., Class A Shares*            788,800
       4,700    Herman Miller, Inc.                                      256,443
      14,000    Holophane Corp.*                                         346,500
       3,900    HON Industries, Inc.                                     230,100
      19,485    HSN, Inc.*                                             1,003,477
      12,900    Jones Apparel Group, Inc.*                               554,700
      19,900    Kellwood Co.                                             597,000


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                        9

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1997
--------------------------------------------------------------------------------

      SHARES                        SECURITY                             VALUE
================================================================================
Consumer Discretionary -- 19.8% (continued)
      10,900    Mail-Well, Inc.*                                      $  441,450
      18,200    Maytag Corp.                                             679,087
       5,900    McClatchy Newspapers, Inc., Class A Shares               160,406
      10,720    The Men's Wearhouse, Inc.*                               372,520
      14,500    Meredith Corp.                                           517,468
      26,110    Merrill Corp.                                            607,057
      27,700    Mohawk Industries, Inc.*                                 607,668
      12,100    National Service Industries, Inc.                        599,706
      17,600    Ogden Corp.                                              496,100
      15,300    Papa John's International, Inc.*+                        533,587
      11,000    Payless ShoeSource. Inc.*                                738,375
      19,800    Performance Food Group Co.*                              470,250
      15,200    Proffitt's, Inc.*                                        432,250
      19,792    Promus Hotel Corp.*                                      831,264
       7,800    Quality Food Centers, Inc.*                              522,600
      36,160    Rio Hotel & Casino Inc.*                                 759,360
       9,250    Robert Hall International, Inc.*                         370,000
      18,100    Ross Stores, Inc.                                        658,387
      10,400    St. John's Knits, Inc.                                   416,000
      11,900    StaffMark, Inc.*                                         376,337
       7,100    Starbucks Corp.*                                         272,462
      13,200    Stewart Enterprises, Inc., Class A Shares                615,450
      35,340    Stride Rite Corp.                                        424,080
      18,530    U.S. Industries, Inc.                                    558,216
      48,700    U.S. Office Products Co.*                                955,757
      18,500    Unifi, Inc.                                              752,718
      21,600    Valassis Communications, Inc.*                           799,200
      16,500    VWR Scientific Products Corp.*                           466,125
      16,600    West TeleServices Corp.*                                 199,200
      27,235    Wolverine World Wide, Inc.                               616,191
--------------------------------------------------------------------------------
                                                                      31,820,396
--------------------------------------------------------------------------------
Consumer Staples -- 2.9%
      10,900    Canandaigua Brands, Inc., Class A Shares*                603,587
      12,010    Dean Foods Co.                                           714,595
      14,000    The Earthgrains Co.                                      658,000
      14,500    International Multifoods Corp.                           410,531
      18,600    Interstate Bakeries Corp.+                               695,175
      16,800    Lance, Inc.                                              442,050
      15,500    Smithfield Foods, Inc.*                                  511,500
      10,600    Suiza Foods Corp.*                                       631,362
--------------------------------------------------------------------------------
                                                                       4,666,800
--------------------------------------------------------------------------------
Finance -- 16.4%
      23,810    A.G. Edwards, Inc.                                       946,466
       8,100    ALBANK Financial Corp.                                   416,663
      10,100    American Bankers Insurance Group, Inc.                   463,968
      11,800    Associated Bank Corp.                                    650,475
       8,700    Astoria Financial Corp.                                  485,025
      13,200    Bay View Capital Corp.+                                  478,500


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
10                                            1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1997
--------------------------------------------------------------------------------

      SHARES                        SECURITY                             VALUE
================================================================================
Finance -- 16.4% (continued)
      10,400    Brenton Banks, Inc.                                   $  416,000
       5,100    CCB Financial Corp.                                      548,250
       4,975    Charter One Financial, Inc.                              314,066
      10,700    Chartwell Re Corp.                                       361,125
      14,000    City National Corp.                                      517,125
       2,100    CMAC Investment Corp.                                    126,787
      11,900    Community First Bancshares, Inc.                         633,675
       5,600    Compass Bancshares, Inc.                                 245,000
      23,140    Dime Bancorp, Inc.                                       699,985
      12,200    Enhance Financial Services Group, Inc.                   725,900
      13,400    Everest Reinsurance Holdings, Inc.                       552,750
       6,200    Executive Risk, Inc.                                     432,837
      10,600    Financial Security Assurance Holdings, Ltd.+             511,450
      12,900    The FINOVA Group, Inc.                                   640,968
      13,200    First American Corp.                                     656,700
       1,300    First Empire State Corp.                                 604,500
       4,700    First Virginia Banks, Inc.                               242,931
      13,300    FIRSTPLUS Financial Group, Inc.*+                        510,387
       7,600    GBC Bancorp                                              484,500
      14,900    Golden State Bancorp, Inc.*                              556,887
      18,000    HCC Insurance Holdings, Inc.                             382,500
      31,520    Hibernia Corp., Class A Shares                           592,970
      10,550    Liberty Financial Companies, Inc.                        398,262
       6,700    Life Re Corp.                                            436,756
      15,800    Mercantile Bankshares Corp.                              618,175
      13,200    Mercury General Corp.                                    729,300
      11,966    Mutual Risk Managment, Ltd.                              358,232
      18,500    North Fork Bancorp, Inc.                                 620,906
      10,400    ONBANCorp, Inc.                                          733,200
      16,600    Orion Capital Corp.                                      770,862
      14,700    Peoples Heritage Financial Group, Inc.                   676,200
       7,000    Popular, Inc.                                            346,500
      32,200    Republic Bancorp., Inc.                                  688,275
      14,800    Selective Insurance Group, Inc.                          399,600
      12,600    Silicon Valley Bancshares*                               708,750
      26,260    Sovereign Bancorp., Inc.                                 544,895
       9,700    T. Rowe Price Associates, Inc.                           609,887
      16,900    Trans Financial, Inc.                                    656,987
      23,300    20th Century Industries                                  605,800
       8,100    USBANCORP, Inc.                                          591,300
      10,200    Vesta Insurance Group, Inc.                              605,625
       5,000    West America Bancorp                                     511,250
       9,300    Wilmington Trust Corp.                                   580,087
--------------------------------------------------------------------------------
                                                                      26,389,239
--------------------------------------------------------------------------------
Health Care -- 8.6%
       4,700    AmeriSource Health Corp., Class A Shares*                273,775
       4,950    Bergen Brunswig Corp., Class A Shares+                   208,518
      35,750    Beverly Enterprises, Inc.*+                              464,750


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                       11

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1997
--------------------------------------------------------------------------------

      SHARES                        SECURITY                             VALUE
================================================================================
Health Care -- 8.6% (continued)
      12,700    Bindley Western Industries, Inc.                     $   392,112
      17,900    Biogen, Inc.*                                            651,112
      23,100    Biomet, Inc.                                             591,937
      45,100    Columbia Laboratories, Inc.*+                            715,962
      17,200    Cooper Cos., Inc.*                                       703,050
      41,100    Creative BioMolecules, Inc.*                             303,112
      20,900    DePuy, Inc.                                              600,875
       7,600    Dionex Corp.*                                            381,900
      17,800    Dura Pharmaceuticals, Inc.*                              816,575
      15,500    FPA Medical Management, Inc.*+                           288,687
      69,280    Gensia Sicor Inc.*                                       402,690
      12,200    Health Care & Retirement Corp.*                          491,050
       3,100    Health Care COMPARE Corp.*                               158,487
       6,225    Health Managment Associates, Inc.*                       157,181
       9,900    Lincare Holdings, Inc.*+                                 564,300
      10,700    MiniMed, Inc.*                                           415,962
       3,966    Paragon Health Network, Inc.*                             77,584
      23,700    PhyMatrix Corp.*                                         373,275
      11,000    Quintiles Transnational Corp.*+                          420,750
      19,944    Quorum Health Group, Inc.*                               521,037
       7,800    Sofamor Danek Group, Inc.*                               507,487
       9,200    St. Jude Medical, Inc.+                                  280,600
      12,500    Sybron International Corp.*                              586,718
      15,400    Theragenics Corp.*                                       554,400
      21,933    Total Renal Care Holdings, Inc., Class A Shares*         603,157
       9,900    Trigon Healthcare, Inc.*                                 258,637
      25,100    Watson Pharmaceuticals, Inc.*                            814,181
       3,600    Wellpoint Health Networks, Inc., Class A Shares*         152,100
--------------------------------------------------------------------------------
                                                                      13,731,961
--------------------------------------------------------------------------------
Materials & Processing -- 13.3%
      21,200    AK Steel Holding Corp.                                   374,975
      15,800    Alumax, Inc.*                                            537,200
      10,400    AptarGroup, Inc.                                         577,200
      14,700    Arden Realty Group, Inc.                                 452,025
      20,600    Avalon Properties, Inc.                                  637,312
      10,600    Bay Apartment Communities, Inc.                          413,400
      43,790    Bethlehem Steel Corp.*                                   377,688
      13,700    BMC Industries, Inc.                                     220,912
      13,300    Boise Cascade Corp.                                      402,325
      12,900    Bowater, Inc.                                            573,243
      23,810    Coeur D'Alene Mines Corp.                                214,290
      11,500    Cousins Properties, Inc.                                 337,093
      15,300    Dexter Corp.                                             660,768
      15,400    Ecolab, Inc.                                             853,737
      12,700    Equity Residential Properties Trust                      642,143
      14,500    Felcor Suite Hotels, Inc.                                514,750
      15,500    First Industrial Realty Trust, Inc.                      559,937
      14,700    Glenborough Realty Trust, Inc.                           435,487


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
12                                            1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1997
--------------------------------------------------------------------------------

      SHARES                        SECURITY                             VALUE
================================================================================
Materials & Processing -- 13.3% (continued)
       7,300    H.B. Fuller Co.                                       $  361,350
      10,700    Health Care Property Investors, Inc.                     404,593
      32,000    Hexel Corp.*                                             798,000
      35,430    International Specialty Products, Inc.                   529,235
      25,300    Liberty Property Trust                                   722,631
       7,100    Lone Star Industries, Inc.                               377,187
      41,560    LTV Corp.                                                405,210
      17,800    Lyondell Petrochemical Co.                               471,700
      16,200    Mack-Cali Realty Corp.                                   664,200
       5,269    Meditrust Cos.                                           192,977
      12,700    Mid-America Apartment Communities, Inc.                  362,743
      25,800    Nationwide Health Properties, Inc.                       657,900
       4,700    Olin Corp.                                               220,312
      10,400    OM Group, Inc.                                           380,900
      16,000    Pope & Talbot, Inc.                                      241,000
      30,700    Prime Retail, Inc.                                       435,556
      15,830    Reckson Associates Realty Corp.                          401,686
      14,900    Regency Realty Corp.                                     412,543
      10,400    Sealed Air Corp.*+                                       642,200
      29,810    Security Capital Pacific Trust+                          722,892
       7,000    Southdown, Inc.                                          413,000
      10,400    Spieker Properties, Inc.                                 445,900
      23,200    Steel Dynamics, Inc.*                                    371,200
      10,700    USG Corp.*                                               524,300
       8,000    USX-U.S. Steel Group, Inc.                               250,000
       9,300    Vulcan Materials Co.*                                    949,762
       5,000    Witco Corp.                                              204,062
--------------------------------------------------------------------------------
                                                                      21,347,524
--------------------------------------------------------------------------------
Oil Integrated - Domestic -- 1.0%
      12,700    Murphy Oil Corp.                                         688,181
       6,700    Sun Company, Inc.                                        281,818
      20,100    Valero Energy Corp.                                      631,893
--------------------------------------------------------------------------------
                                                                       1,601,892
--------------------------------------------------------------------------------
Other Energy -- 4.2%
       9,400    Atwood Oceanics, Inc.*                                   445,325
       9,100    BJ Services Co.*                                         654,631
       7,800    Cliffs Drilling Co.*                                     389,025
      21,600    Cross Timbers Oil Co.                                    538,650
      44,400    EEX Corporation                                          402,375
      10,400    Forcenergy, Inc.                                         272,350
      22,400    Nabors Industries, Inc.*                                 704,200
      15,300    Noble Affiliates Inc.                                    539,325
      22,600    Oryx Energy Co.*                                         576,300
      12,100    Pool Energy Services Co.*                                269,225
      19,900    Seagull Energy Corp.*                                    410,437
      20,590    Swift Energy Co.*                                        433,676
       5,600    Tidewater, Inc.+                                         308,700
      20,600    Veritas DGC, Inc.*                                       813,700
--------------------------------------------------------------------------------
                                                                       6,757,919
--------------------------------------------------------------------------------


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                       13

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1997
--------------------------------------------------------------------------------

      SHARES                        SECURITY                             VALUE
================================================================================
Producer Durables -- 5.5%
       9,220    Aeroquip-Vickers, Inc.                                $  452,356
      19,600    AGCO Corp.                                               573,300
         300    American Power Conversion Corp.*                           7,087
      15,300    The B.F. Goodrich Co.                                    633,993
      10,400    Crane Co.                                                451,100
      11,700    Danaher Corp.                                            738,562
       5,900    Flowserve Corp.                                          164,831
      13,300    Gencorp., Inc.                                           332,500
      11,900    Jacobs Engineering Group, Inc.*                          301,962
       9,300    Kennametal, Inc.                                         481,856
      18,897    Lennar Corp.                                             407,466
      19,900    Mark IV Industries, Inc.                                 435,312
       7,000    Precision Castparts Corp.                                422,187
      14,300    Robbins & Meyers, Inc.                                   566,637
       7,600    Thiokol Corp.                                            617,500
      14,700    Thomas & Betts Corp.                                     694,575
      17,400    U.S. Home Corp.*                                         682,950
      18,600    Watts Industries, Inc., Class A Shares                   526,612
      12,900    ZERO Corp.                                               382,162
--------------------------------------------------------------------------------
                                                                       8,872,948
--------------------------------------------------------------------------------
Technology -- 13.2%
       7,600    Advanced Energy Industries, Inc.*                        113,525
      12,900    Advent Software, Inc.*                                   369,262
       6,100    Aspect Development, Inc.*+                               317,200
       6,700    Asyst Technologies, Inc.*                                145,725
      12,700    Avid Technology, Inc.*                                   339,725
      13,400    AVX Corp.                                                247,062
      16,200    Brightpoint, Inc.*+                                      224,775
      15,500    Burr-Brown Corp.*                                        497,937
      31,900    C-Cube Microsystems, Inc.*                               520,368
      11,900    CellStar Corp.*+                                         236,512
         300    CFM Technologies, Inc.*                                    4,612
      14,000    Ciber, Inc.*                                             812,000
       5,000    Citrix Systems, Inc.*                                    380,000
      14,900    Cognex Corp.*                                            406,025
       9,900    Cohu, Inc.                                               303,187
      19,020    Comdisco, Inc.                                           635,981
      12,900    Computer Horizons Corp.*                                 580,500
      10,600    Comverse Technology, Inc.*                               413,400
       7,100    Credence Systems Corp.*                                  210,337
       9,900    Davox Corp.*                                             322,987
      19,100    Digital Microwave Corp.*                                 276,950
      28,900    Edify Corp.*                                             541,875
      16,000    Electronics for Imaging, Inc.*                           266,000
      16,600    Eltron International, Inc.*                              502,150
      16,200    FORE Systems, Inc.*                                      247,050
      26,400    Gerber Scientific, Inc.                                  524,700
      14,700    Harbinger Corp.*                                         413,437
      23,100    Helix Technology Corp.                                   450,450


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
14                                            1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1997
--------------------------------------------------------------------------------

      SHARES                        SECURITY                             VALUE
================================================================================
Technology -- 13.2% (continued)
      16,900    Industri-Matematik International Corp.*               $  498,550
      21,200    Iomega Corp.*+                                           263,675
      18,700    Keane, Inc.*                                             759,687
      14,500    Kemet Corp.*                                             280,937
       7,500    KLA-Tencor Corp.*+                                       289,687
      11,880    Legato Systems, Inc.*                                    522,720
       9,900    Micrel, Inc.*                                            277,200
      12,100    Park Electrochemical Corp.                               343,337
      10,700    Policy Management Systems Corp.*                         744,318
       9,100    Project Software & Development, Inc.*                    213,850
      22,300    Quantum Corp.*+                                          447,393
      10,200    REMEC, Inc.*                                             229,500
       5,100    Sanmina Corp.*                                           345,525
       7,100    Sapient Corp.*                                           434,875
      12,900    SCI Systems, Inc.*+                                      561,956
      14,000    SMART Modular Technologies, Inc.*                        322,000
       9,700    SpeedFam International, Inc.*                            257,050
       7,000    Sterling Commerce, Inc.*                                 269,062
      12,200    Storage Technology Corp., Class A Shares*+               755,637
      25,700    SunGard Data Systems, Inc.*                              796,700
      15,400    Systems & Computer Tech Corp.*                           764,225
      13,300    Tech Data Corp.*+                                        517,037
       7,300    Tekelec*                                                 222,650
      10,600    Unitrode Corp.*                                          227,900
      25,750    VLSI Technology, Inc.*                                   608,343
--------------------------------------------------------------------------------
                                                                      21,257,546
--------------------------------------------------------------------------------
Utilities -- 9.8%
      20,600    Boston Edison Co.                                        780,225
      20,600    Calenergy Co., Inc.*                                     592,250
      43,000    Calpine Corp.                                            639,625
      18,000    Century Telephone Enterprises, Inc.                      896,625
       9,000    CILCORP, Inc.                                            439,875
      15,800    CoreComm, Inc.*                                          159,975
      27,310    DPL, Inc.                                                785,162
      16,900    DQE, Inc.                                                593,612
      54,000    El Paso Electric Co.*                                    394,875
       5,000    EXCEL Communications, Inc.*+                              72,500
      15,300    IGC Communications, Inc.*+                               416,925
      22,500    Illinova Corp.                                           606,093
       8,300    Intermedia Communications, Inc.*+                        504,225
       5,600    IPALCO Enterprises, Inc.                                 234,850
      41,981    LCI International, Inc.*+                              1,290,915
      18,100    MAPCO, Inc.                                              837,125
      19,900    MCN Energy Group, Inc.                                   803,462
      13,400    MDU Resources Group, Inc.                                423,775
      16,900    National Fuel Gas Co.                                    822,818
       2,100    New Century Energies, Inc.                               100,668
      15,200    NIPSCO Industries, Inc.                                  751,450
         400    Northeast Utilities*                                       4,725


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                       15

--------------------------------------------------------------------------------
Schedule of Investments (continued)                            December 31, 1997
--------------------------------------------------------------------------------

      SHARES                        SECURITY                             VALUE
================================================================================
Utilities -- 9.8% (continued)
      22,600    Pinnacle West Capital Corp.                           $  957,675
      10,300    SCANA Corp.                                              308,356
      13,400    Sierra Pacific Resources                                 502,500
       5,600    Southern New England Telecommunications Corp.+           281,750
      28,410    TECO Energy, Inc.                                        799,031
       4,700    Telephone & Data Systems, Inc.                           218,843
      19,500    Washington Gas Light Co.                                 603,281
--------------------------------------------------------------------------------
                                                                      15,823,191
--------------------------------------------------------------------------------
                TOTAL COMMON STOCKS
                (Cost -- $150,340,370)                               159,927,560
================================================================================
WARRANT -- 0.0%

Finance -- 0.0%
         446    Security Capital Group, Inc., Expires 9/18/98*
                (Cost -- $2,920)                                           2,341
================================================================================
       FACE
      AMOUNT                        SECURITY                             VALUE
================================================================================
U.S. TREASURY BILLS -- 0.5%
    $805,000    U.S. Treasury Bills due 1/22/98
                (Cost -- $802,572)                                       802,572
================================================================================
REPURCHASE AGREEMENT -- 0.0%
      17,000    Goldman, Sachs &Co., 6.348% due 1/2/98;
                Proceeds at maturity -- $17,006; (Fully collateralized
                by U.S. Treasury Notes, 5.625% due 12/31/99;
                Market value -- $17,347) (Cost -- $17,000)                17,000
================================================================================
                TOTAL INVESTMENTS -- 100%
                (Cost -- $151,162,862**)                            $160,749,473
================================================================================
 * Non-income producing security.
 + A portion of the security is on loan.
** Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
16                                            1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                            December 31, 1997
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $151,162,862)                     $160,749,473
  Cash                                                                      124
  Collateral for securities loaned (Note 7)                          13,339,253
  Receivable for securities sold                                      7,771,300
  Receivable for Fund shares sold                                     3,201,311
  Dividends and interest receivable                                     133,815
  Other assets                                                          243,384
--------------------------------------------------------------------------------
  Total Assets                                                      185,438,660
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities loaned (Note 7)                             13,339,253
  Payable for securities purchased                                    5,365,260
  Income dividend payable                                               392,566
  Investment advisory fees payable                                       79,872
  Payable for Fund shares purchased                                      26,323
  Investment administrative fees payable                                 12,678
  Distribution fees payable                                               5,996
  Accrued expenses                                                       18,788
--------------------------------------------------------------------------------
  Total Liabilities                                                  19,240,736
--------------------------------------------------------------------------------
Total Net Assets                                                   $166,197,924
================================================================================
NET ASSETS:
  Par value of capital shares                                     $      12,191
  Capital paid in excess of par value                               154,257,309
  Overdistributed net investment income                                (302,965)
  Accumulated net realized gain on security transactions
    and futures contracts                                             2,644,778
  Net unrealized appreciation of investments                          9,586,611
--------------------------------------------------------------------------------
Total Net Assets                                                   $166,197,924
================================================================================
Shares Outstanding:
  Class A                                                             3,366,437
  ------------------------------------------------------------------------------
  Class B                                                               938,611
  ------------------------------------------------------------------------------
  Class C                                                               220,182
  ------------------------------------------------------------------------------
  Class Y                                                             7,665,867
  ------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                         $13.68
  ------------------------------------------------------------------------------
  Class B *                                                              $13.52
  ------------------------------------------------------------------------------
  Class C **                                                             $13.51
  ------------------------------------------------------------------------------
  Class Y (and redemption price)                                         $13.63
  ------------------------------------------------------------------------------
Class A Maximum Public Offering Price Per Share
  (net asset value plus 5.26% of net asset value per share)              $14.40
================================================================================
* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within the first year purchase.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                       17

--------------------------------------------------------------------------------
Statements of Operations                    For the Year Ended December 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends                                                          $   766,809
  Interest                                                               197,117
--------------------------------------------------------------------------------
  Total Investment Income                                                963,926
--------------------------------------------------------------------------------
EXPENSES:
  Investment advisory fees (Note 2)                                      439,687
  Administration fees (Note 2)                                           102,195
  Distribution fees                                                       93,843
  Shareholder and system servicing fees                                   45,194
  Custody                                                                 39,961
  Audit and legal                                                         26,983
  Shareholder communications                                              24,933
  Directors' fees                                                          4,986
  Registration                                                             3,489
  Other                                                                    9,723
--------------------------------------------------------------------------------
  Total Expenses                                                         790,994
--------------------------------------------------------------------------------
Net Investment Income                                                    172,932
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES3 AND 5):
  Realized Gain From:
    Security transactions (excluding short-term securities)            9,366,122
    Futures contracts                                                    224,698
--------------------------------------------------------------------------------
  Net Realized Gain                                                    9,590,820
--------------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of the year                                              4,397,795
    End of year                                                        9,586,611
--------------------------------------------------------------------------------
Increase in Net Unrealized Appreciation                                5,188,816
--------------------------------------------------------------------------------
Net Gain on Investments and Futures Contracts                         14,779,636
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $14,952,568
================================================================================


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
18                                            1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets              For the Year Ended December 31,
--------------------------------------------------------------------------------

                                                          1997       1996
================================================================================
OPERATIONS:
  Net investment income                              $   172,932  $  235,743
  Net realized gain                                    9,590,820   8,411,575
  Increase in net unrealized appreciation              5,188,816     789,945
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations              14,952,568   9,437,263
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                 (474,795)   (193,543)
  Net realized gains                                  (7,596,619) (8,604,302)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                     (8,071,414) (8,797,845)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Net proceeds from sale of shares                   127,943,629          --
  Net asset value of shares issued for reinvestment
    of dividends                                       2,945,999          --
  Cost of shares reacquired                          (24,484,001)+   (274,104)++
--------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
    Fund Share Transactions                          106,405,627     (274,104)
--------------------------------------------------------------------------------
Increase in Net Assets                               113,286,781      365,314
NET ASSETS:
  Beginning of year                                   52,911,143   52,545,829
--------------------------------------------------------------------------------
  End of year*                                      $166,197,924  $52,911,143
================================================================================
  * Includes undistributed (overdistributed) net
    investment income of:                              $(302,965)     $20,277
================================================================================
+ Amount reported is net of $452,851 in redemption fees charged through December 31, 1997.
++ Represents repurchase of 24,000 shares during the Fund's buyback period which ended December 31, 1996.


                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                       19

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Smith Barney Small Cap Blend Fund, Inc. ("Fund"), formerly known as the Smith Barney Disciplined Small Cap Fund, Inc., a Maryland corporation, is registered under the Investment Company Act of 1940, as amended. On June 23, 1997, the Fund became a diversified, open-end management investment company. Prior to that date the Fund was a non-diversified, closed-end management investment company and its shares were traded on the American Stock Exchange.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on a national securities exchange or on the Nasdaq National Market System are valued at closing prices on such exchange or market; securities for which no sales prices are reported are valued at the mean between the most recently quoted bid and ask prices; (c) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend in come is recorded on the ex-dividend date and interest in come is recorded on the accrual basis; (e) dividends and distributions to shareholders are recorded on the ex-dividend date; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (h) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (i) the character of income and gains distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1997, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of net investment loss and accumulated net realized gains amounting to $3,218 and $8,391, respectively, was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and
(j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

Travelers Investment Management Company ("TIMCO"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. The Fund pays TIMCO a fee calculated at the annual rate of 0.65% of the Fund's average daily net assets. Prior to June 23, 1997, the investment management fee paid was 0.75%. This fee is calculated daily and paid monthly.

Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., another subsidiary of SSBH, acts as the Fund's administrator. As compensation for its services, the Fund also pays MMC a fee calculated at the annual rate of 0.10% of the Fund's average daily net assets. Prior to June 23, 1997, the Fund paid an administration fee of 0.25%. This fee is calculated daily and paid monthly.

For the year ended December 31, 1997, Smith Barney Inc. ("SB"), also a subsidiary of SSBH, was paid brokerage commissions of $9,374 and sales charges of approximately $173,000 on sales of the Fund's Class A shares.


--------------------------------------------------------------------------------
20                                            1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from initial purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In addition, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge. For the year ended December 31, 1997, CDSCs paid to SB were:

                                                        Class A      Class B
================================================================================
CDSCs                                                   $328,000      $1,000
================================================================================

In addition, shareholders who held shares at the time of conversion to open-end status on June 23, 1997, were subject to a 2.00% redemption fee until the end of 1997. For the year ended December 31, 1997, redemption fees paid to the Fund were $452,851 for Class A shares.

Pursuant to a Distribution Plan, which became effective on June 23, 1997, the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Fund also pays a distribution fee with respect to Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class. For the year ended December 31, 1997, total Distribution Plan fees were as follows:

                                           Class A       Class B      Class C
================================================================================
Distribution Plan Fees                     $64,196       $24,677      $4,970
================================================================================

All officers and two directors of the Fund are employees of SB.

3. Investments

For the year ended December 31, 1997, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                       $182,593,599
--------------------------------------------------------------------------------
Sales                                                             90,018,028
================================================================================

At December 31, 1997, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                    $13,135,253
Gross unrealized depreciation                                     (3,548,642)
--------------------------------------------------------------------------------
Net unrealized appreciation                                      $ 9,586,611
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires daily maintenance of the market value of the collateral in amounts at least equal to the repurchase price.

5. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of


--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                       21

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to the broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio.

The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At December 31, 1997, the Fund had no open futures contracts.

6. Option Contracts

Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 1997, the Fund had no open purchased call or put option contracts.

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 1997, the Fund loaned common stocks having a value of $12,965,539 and holds the following collateral for loaned securities:

Security Description                                                   Value
================================================================================
Time Deposits:
  Bank of Tokyo, 10.000% due 1/2/98                                $   818,962
  Instituto Bancario San Paolo,
      7.000% due 1/2/98                                              2,293,093
  Keycorp Bank, N.A., 4.000% due 1/2/98                                523,425
Repurchase Agreements:
  Goldman, Sachs & Co., 6.800% due 1/2/98                            8,147,746
  Merrill Lynch, 7.000% due 1/2/98                                   1,556,027
--------------------------------------------------------------------------------
Total                                                              $13,339,253
================================================================================


--------------------------------------------------------------------------------
22                                            1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

8. Capital Shares

At December 31, 1997, the Fund had 400 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

As of December 31, 1997, total paid-in capital amounted to the following for each class:

                          Class A        Class B       Class C        Class Y
================================================================================
Total Paid-in Capital   $35,978,320    $13,319,867    $3,009,029    $101,962,284
================================================================================

Transactions in shares of each class were as follows:

                                                            Year Ended
                                                        December 31, 1997
                                                 -------------------------------
                                                    Shares           Amount
================================================================================
Class A*
Shares sold                                         674,438       $  9,600,636
Shares issued on reinvestment                       158,633          2,101,518
Shares redeemed                                  (1,767,584)       (23,585,099)+
--------------------------------------------------------------------------------
Net Decrease                                       (934,513)      $(11,882,945)
================================================================================
Class B**
Shares sold                                         908,111       $ 12,937,997
Shares issued on reinvestment                        57,663            755,966
Shares redeemed                                     (27,163)          (374,336)
--------------------------------------------------------------------------------
Net Increase                                        938,611       $ 13,319,627
================================================================================
Class C++
Shares sold                                         241,885       $  3,361,719
Shares issued on reinvestment                         6,752             88,515
Shares redeemed                                     (28,455)          (441,253)
--------------------------------------------------------------------------------
Net Increase                                        220,182       $  3,008,981
================================================================================
Class Y##
Shares sold                                       7,672,217       $102,043,277
Shares issued on reinvestment                            --                 --
Shares redeemed                                      (6,350)           (83,313)
--------------------------------------------------------------------------------
Net Increase                                      7,665,867       $101,959,964
================================================================================

* For the period from June 23, 1997 (date of conversion to an open-end fund) to December 31, 1997.
** For the period from June 25, 1997 (inception date) to December 31, 1997.
+ Amount reported is net of $452,851 in redemption fees charged through December 31, 1997.
++ For the period from June 24, 1997 (inception date) to December 31, 1997.
## For the period from October 17, 1997 (inception date) to December 31, 1997.


--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                       23

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:

Class A Shares(1)                          1997     1996     1995     1994      1993
======================================================================================
Net Asset Value, Beginning of Year       $ 12.30   $12.15   $11.78   $12.50    $11.49
--------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                     0.04     0.05     0.11     0.05      0.01
  Net realized and unrealized gain (loss)   3.23     2.14     2.31    (0.63)     1.01
--------------------------------------------------------------------------------------
Total Income (Loss) From Operations         3.27     2.19     2.42    (0.58)     1.02
--------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                    (0.04)   (0.04)   (0.11)   (0.05)    (0.01)
  Net realized gains                       (1.98)   (2.00)   (1.94)   (0.09)       --
--------------------------------------------------------------------------------------
Total Distributions                        (2.02)   (2.04)   (2.05)   (0.14)    (0.01)
--------------------------------------------------------------------------------------
Redemption Fee(2)                           0.13       --       --       --        --
--------------------------------------------------------------------------------------
Net Asset Value, End of Year              $13.68   $12.30   $12.15   $11.78    $12.50
--------------------------------------------------------------------------------------
Total Return                               28.25%   20.56%   18.90%   (4.36)%    8.90%
--------------------------------------------------------------------------------------
Net Assets, End of Year (000s)           $46,036  $52,911  $52,546  $51,641   $54,809
--------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                  1.21%    1.21%    1.22%    1.22%     1.24%
  Net investment income                     0.24     0.43     0.84     0.43      0.08
--------------------------------------------------------------------------------------
Portfolio Turnover Rate                      140%     151%     177%      45%       87%
--------------------------------------------------------------------------------------
Average commissions per share paid
  on equity transactions(3)                $0.05    $0.05    $0.05       --        --
======================================================================================

(1) The Fund operated as a closed-end investment company until June 23, 1997. As of that date all existing shares were converted to Class A shares. Closed-end funds are not subject to the same legal requirements as open-end funds, especially with respect to liquidity requirements. The total returns noted for each year may have been different if the Fund had been an open-end fund from inception. The Fund's total returns while it was a closed-end fund are based on net asset value.

(2) Amount relates to a redemption fee which was in effect through December 31, 1997.

(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.


--------------------------------------------------------------------------------
24                                            1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:

                                          Class B Shares   Class C Shares   Class Y Shares
                                          --------------   --------------   --------------
                                              1997(1)          1997(2)         1997(3)
==========================================================================================
Net Asset Value, Beginning of Year             $13.34           $13.24          $13.87
------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income (loss)                  (0.01)           (0.01)           0.01
  Net realized and unrealized gain (loss)        2.18             2.27           (0.21)
------------------------------------------------------------------------------------------
Total Income (Loss) From Operations              2.17             2.26           (0.20)
------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.01)           (0.01)          (0.04)
  Net realized gains                            (1.98)           (1.98)             --
------------------------------------------------------------------------------------------
Total Distributions                             (1.99)           (1.99)          (0.04)
------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $13.52           $13.51          $13.63
------------------------------------------------------------------------------------------
Total Return++                                  16.73%           17.53%          (1.42)%
------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                $12,685           $2,974        $104,503
------------------------------------------------------------------------------------------
Ratios to Average Net Assets+:
  Expenses                                       1.99%            2.00%           1.11%
  Net investment income (loss)                  (0.26)           (0.26)           0.58
------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           140%             140%            140%
------------------------------------------------------------------------------------------
Average commissions per share paid
  on equity transactions                        $0.05            $0.05           $0.05
==========================================================================================

(1) For the period from June 25, 1997 (inception date) to December 31, 1997.
(2) For the period from June 24, 1997 (inception date) to December 31, 1997.
(3) For the period from October 17, 1997 (inception date) to December 31, 1997. ++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.


--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                       25

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Smith Barney Small Cap Blend Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Small Cap Blend Fund, Inc. as of December 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. As to securities purchased or sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Small Cap Blend Fund, Inc. as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


                                                       /s/ KPMG Peat Marwick LLP

New York, New York
February 10, 1998


--------------------------------------------------------------------------------
26                                            1997 Annual Report to Shareholders

--------------------------------------------------------------------------------
Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 1997:

    o 9.56% of the ordinary dividends paid as qualifying for the corporate dividends received deduction.

    o The Taxpayer Relief Act of 1997 enacted differing rates of tax on various long-term capital gain transactions. As a result, the Fund designates:

      o Total long-term capital gain distributions paid of $3,941,469:
         $1,282,335 are considered "28 percent rate gains".
         $2,659,134 are considered "20 percent rate gains".


--------------------------------------------------------------------------------
Smith Barney Small Cap Blend Fund, Inc.                                       27

Smith Barney
Small Cap Blend
Fund, Inc.

Directors
Donald R. Foley
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
Bruce D. Sargent
John P. Toolan

Joseph H. Fleiss, Emeritus
C. Richard Youngdahl, Emeritus

Officers
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Sandip A. Bhagat, CFA
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Manager
Travelers Investment Management Company

Distributor
Smith Barney Inc.

Custodian
PNC Bank, N.A.

Shareholder Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 9134
Boston, MA 02205-9134

This report is submitted for the general information of shareholders of Smith Barney Small Cap Blend Fund, Inc. It is not authorized for distribution to prospective investors unless accompanied by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

SMITH BARNEY
------------

     A Member of TravelersGroup[LOGO]


Smith Barney
Small Cap Blend Fund, Inc.
Smith Barney Mutual Funds
388 Greenwich Street
New York, New York 10013
www.smithbarney.com

FD01393 2/98